Exhibit 24(r):  Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 1 day of April, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ William Bainbridge

William T. Bainbridge, Director and President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 1 day of April, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Tony Brantzeg

Anthony J. Brantzeg, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Sumy McEleney, Peter M. Scavongelli and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 13th day of July, 2018, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

     /s/ Rodney O. Martin, Jr.

Rodney O. Martin, Jr., Director and Chairman

Notary

State of New York

County of New York

On the 13th day of July in the year 2018, before me, the undersigned, personally appeared Rodney O. Martin, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Notary Public, New York County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires 9/7/2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Sumy McEleney, Peter M. Scavongelli and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 14th day of June, 2018, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

     /s/ Charles P. Nelson

Charles P. Nelson, Director

Notary

State of New York

County of New York

On the 14th day of June in the year 2018, before me, the undersigned, personally appeared Charles P. Nelson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Pier A. Moore Notary Public, NY County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires 9/7/2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 1st day of April, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael S. Smith

Michael S. Smith, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Sumy McEleney, Peter M. Scavongelli and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 8th day of June, 2018, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

          /s/ C. Landon Cobb, Jr.

C. Landon Cobb, Jr, Senior Vice President and Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Edward Breunig                                                                             Signature of Witness #1
Edward Breunig                                                                                   Printed or typed name of Witness #1
3873 Parkcrest Dr.                                                                               Address of Witness #1
Atlanta, GA 30319

/s/ Wendy Waterman                                                                          Signature of Witness #2
Wendy Waterman                                                                               Printed or typed name of Witness #2
904 Camden Court                                                                              Address of Witness #2
Sandy Springs, GA 30327

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Peter M. Scavongelli and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this1st day of April, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Kevin R. Socha

Kevin R. Socha, Senior Vice President and Chief Financial Officer